November 3, 2015

DREYFUS STOCK FUNDS

Dreyfus International Equity Fund

Supplement to Summary and Statutory Prospectus

dated June 1, 2015

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the statutory prospectus:

The fund's investment adviser is The Boston Company Asset Management, LLC (TBCAM).  The fund's administrator is The Dreyfus Corporation (Dreyfus), an affiliate of TBCAM.

The fund is managed by a team of portfolio managers employed by TBCAM.  The team consists of Mark A. Bogar, CFA, James A. Lydotes, CFA, and Andrew Leger, who serve as the fund's primary portfolio managers.  Mr. Bogar is a managing director, portfolio manager and head of the global equity team at TBCAM.  Mr. Lydotes is a managing director, portfolio manager and senior research analyst at TBCAM.  Mr. Leger is a director and senior research analyst at TBCAM.  Mr. Bogar has been a primary portfolio manager of the fund since January 2010 and Messrs. Lydotes and Leger have been primary portfolio managers of the fund since November 2015.

The following information supersedes and replaces the third paragraph in "Fund Details – Management" in the statutory prospectus:

The fund is managed by a team of portfolio managers employed by TBCAM.  The team consists of Mark A. Bogar, CFA, James A. Lydotes, CFA, and Andrew Leger, who serve as the fund's primary portfolio managers and are jointly and primarily responsible for managing the fund's portfolio.  Mr. Bogar is a managing director, portfolio manager and head of the global equity team at TBCAM, where he has been employed since August 2007.  Mr. Lydotes is a managing director, portfolio manager and senior research analyst at TBCAM, where he has been employed since February 2005.  Mr. Leger is a director and senior research analyst at TBCAM, where he has been employed since June 2014.  Prior thereto, he was employed for more than five years as a research analyst at BlackRock, Inc.  Mr. Bogar has been a primary portfolio manager of the fund since January 2010 and Messrs. Lydotes and Leger have been primary portfolio managers of the fund since November 2015.

0720STK1115

November 3, 2015

DREYFUS STOCK FUNDS

Dreyfus International Equity Fund

Supplement to Statement of Additional Information

dated January 1, 2015, as revised or amended

January 21, 2015, February 1, 2015, April 1, 2015, April 27, 2015,

June 1, 2015, September 1, 2015, September 4, 2015,

October 1, 2015 and October 6, 2015

The following information supplements and supersedes any contrary information contained in "Certain Portfolio Manager Information":

The following table lists the number and types of accounts advised by the primary portfolio managers of Dreyfus International Equity Fund and assets under management in those accounts as of September 30, 2015:

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

Mark A. Bogar	3	$2.1B	5	$541M	3	$292M
Andrew Leger	3	$2.1B	5	$541M	3	$292M
James A. Lydotes	3	$2.1B	5	$541M	3	$292M

As of September 30, 2015, Messrs. Bogar, Leger and Lydotes did not manage any accounts subject to performance-based advisory fees.

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio managers of Dreyfus International Equity Fund as of September 30, 2015:

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

Mark A. Bogar	DIEF	$50,000-$100,000
Andrew Leger	DIEF	None
James A. Lydotes	DIEF	None

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GRP3-SAISTK-1115